UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2005

                          The Procter & Gamble Company
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             (Exact Name of Registrant as Specified in Its Charter)

            Ohio                      1-434                  31-0411980
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(State or Other Jurisdiction       (Commission            (I.R.S.  Employer
      of Incorporation)            File Number)          Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio                     45202
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (513) 983-1100
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

On January 27, 2005, The Procter & Gamble Company, an Ohio corporation ("Procter & Gamble"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Aquarium Acquisition Corp., a direct wholly-owned subsidiary of Procter & Gamble (the "Merger Sub") and The Gillette Company, a Delaware corporation ("Gillette"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Gillette, with Gillette continuing as the surviving corporation and a wholly-owned subsidiary of Procter & Gamble (the "Merger").

The Merger Agreement
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At the effective time and as a result of the Merger, each share of Gillette common stock issued and outstanding immediately prior to the effective time of the Merger will be converted automatically into and become exchangeable for
0.975 shares of Procter & Gamble common stock.

Following the effective time of the Merger, James M. Kilts, the Chairman, Chief Executive Officer and President of Gillette, will become a member of Procter & Gamble's board of directors.

Procter & Gamble and Gillette have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) subject to certain exceptions, to cause stockholder meetings to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and (iv) subject to certain exceptions, for their respective boards of directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement. In addition, Gillette made certain additional customary covenants, including among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or
(ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of Procter & Gamble common stock, (ii) approval of the holders of Gillette common stock, (iii) absence of any law or order prohibiting the closing, (iv) expiration or termination of the applicable Hart-Scott-Rodino waiting period and certain other regulatory approvals, (v) subject to certain exceptions, the accuracy of representations and warranties, (vi) the absence of any material adverse effect with respect to each party's business and (vii) the delivery of customary opinions from counsel to Procter & Gamble and counsel to Gillette that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

The Merger Agreement contains certain termination rights for both Procter & Gamble and Gillette, and further provides that, upon termination of the Merger Agreement under specified circumstances, Gillette may be required to pay Procter & Gamble a termination fee of $1.92 billion.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01   Other Events

On January 28, 2005, Procter & Gamble and Gillette issued a joint press release announcing the execution of the Merger Agreement and Procter & Gamble's plan to repurchase $18 to $22 billion of its common stock over the next 12 to 18 months. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Stockholders are urged to read the joint proxy statement/prospectus and Procter & Gamble registration statement regarding the proposed transaction, when they become available, because they will contain important information. Stockholders will be able to obtain free copies of the joint proxy statement/prospectus and Procter & Gamble registration statement, as well as other filings containing information about Procter & Gamble and Gillette, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Procter & Gamble by directing a request to The Procter & Gamble Company, Investor Relations, P.O. Box 599, Cincinnati, Ohio 45201-0599. Free copies of Gillette's filings may be obtained by directing a request to The Gillette Company, Office of the Secretary, Prudential Tower, Boston, Massachusetts, 02199- 8004.

Procter & Gamble, Gillette and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed transactions. Information regarding Procter & Gamble's directors and executive officers is available in Procter & Gamble's proxy statement for its 2004 annual meeting of shareholders, which was filed with the SEC on August 27, 2004, and information regarding Gillette's directors and executive officers is available in Gillette's proxy statement for its 2004 annual meeting of shareholders, which was filed with the SEC on April 12, 2004. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.      Description
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2.1              Agreement and Plan of Merger dated as of January 27, 2005 among
                 The Procter & Gamble Company, Aquarium Acquisition Corp. and
                 The Gillette Company (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1 Press release issued jointly by The Procter & Gamble Company and The Gillette Company, dated as of January 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2005                THE PROCTER & GAMBLE COMPANY



                                       By:   /s/ Chris B. Walther
                                          ------------------------------------
                                          Name:  Chris B. Walther
                                          Title: Assistant Secretary

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of January 27, 2005 among The Procter & Gamble Company, Aquarium Acquisition Corp. and The Gillette Company (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1 Press release issued jointly by The Procter & Gamble Company and The Gillette Company, dated as of January 28, 2005.